Exhibit 10.15

             ELEVENTH AMENDMENT AND CONSENT TO THE HOLDINGS GUARANTY

     ELEVENTH AMENDMENT AND CONSENT TO THE HOLDINGS GUARANTY (the "Eleventh Amendment"), dated as of April 16, 2003, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H :

     WHEREAS, Trenwick America Corporation, a Delaware corporation (the "Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Trenwick Holdings"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), Wachovia Bank, National Association (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Holdings Guaranty as provided herein;

     NOW, THEREFORE, it is agreed;

A. Consent

     1. Notwithstanding anything to the contrary contained in the Credit Agreement and Holdings Guaranty, the Banks hereby consent to the payment by Lloyd's syndicate 839 of up to $250,000 to each of up to four insurance/reinsurance companies disclosed to the Banks to
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reimburse such companies for the reasonable expenses incurred by each such company in conducting its due diligence in connection with providing a loss portfolio transfer arrangement to Holdings and/or its Subsidiaries for the business written or reinsured by Holdings and/or its Subsidiaries in Lloyd's syndicate 839 for the years 1993 to 2001.

B. Amendment

     1. Section 3.01 of the Holdings Guaranty is hereby amended by inserting the following new subclause (u) immediately following subclause (t) thereof:

          "(u) Loss Portfolio Transfer. As soon as available, a copy of any written reports or other material information (including, without limitation, information with respect to pricing, compensation, commissions or other pricing or fee arrangements) in connection with the loss portfolio transfer arrangement that Holdings and/or its Subsidiaries are seeking to obtain, that is reasonably requested by the Administrative Agent and which has been prepared by (i) Holdings and its Subsidiaries and delivered to Lloyd's, (ii) any insurance/reinsurance companies and delivered to Holdings and/or its Subsidiaries and (iii) Benfield Greig and delivered to Holdings and/or its Subsidiaries."

C. Miscellaneous Provisions

     1. In order to induce the Banks to enter into this Eleventh Amendment, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the Eleventh Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Eleventh Amendment Effective Date (as defined below) after giving effect to this Eleventh Amendment.

     2. This Eleventh Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

     3. THIS ELEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     4. This Eleventh Amendment shall become effective on the date (the "Eleventh Amendment Effective Date") when Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.
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     5. From and after the Eleventh Amendment Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

     6. Holdings, the Borrower and each Account Party acknowledge and agree that the execution and delivery by the Administrative Agent and the Banks of this Eleventh Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Administrative Agent or the Banks to forebear or execute similar waivers, amendments or agreements under the same or similar circumstances in the future, or (ii) to modify, relinquish or impair any right of the Administrative Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Eleventh Amendment.

     7. EACH CREDIT PARTY, ON BEHALF OF ITSELF, AND ALL PERSONS AND ENTITIES CLAIMING BY, THROUGH, OR UNDER ANY ONE OR MORE OF THEM, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, ATTORNEYS, AGENTS, AFFILIATES, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES"), OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS AND DEFENSES, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, AND DEFENSES, THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH, OR LOANS MADE OR LETTERS OF CREDIT ISSUED TO THE BORROWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS PURSUANT TO THE CREDIT DOCUMENTS PRIOR TO THE DATE HEREOF WHICH THE BORORWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS HAD, NOW HAVE OR MAY CLAIM TO HAVE AGAINST THE ADMINISTRATIVE AGENT, THE BANK OR ANY OTHER RELEASEE.
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     8. The respective rights, powers and remedies of the Administrative Agent and the Banks in the Credit Agreement and in the other Credit Documents are cumulative and not exclusive of any right, power or remedy provided in the Credit Documents, by law or equity and no failure or delay on the part of the Administrative Agent or the Banks in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Other than as set forth in this Eleventh Amendment, nothing contained in this Eleventh Amendment or in any prior communications between or among the Credit Parties, the Administrative Agent and the Banks shall constitute a waiver or modification of any rights or remedies that the Administrative Agents or the Banks may have under the Credit Documents and applicable law. The Administrative Agent and the Banks expressly reserve and preserve all of their rights and remedies available to them under the Credit Documents, applicable law or otherwise.

                                      * * *
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     IN WITNESS WHEREOF, the undersigned have caused this Eleventh Amendment to be duly executed and delivered as of the date first above written.

                                         TRENWICK GROUP LTD.

                                         By: /s/ Alan L. Hunte
                                             -----------------------------------
                                             Name: Alan L. Hunte
                                             Title: Chief Financial Officer


                                         TRENWICK AMERICA CORPORATION

                                         By: /s/ David M. Finkelstein
                                             -----------------------------------
                                             Name: David M. Finkelstein
                                             Title: Vice President and Treasurer


                                         TRENWICK HOLDINGS LIMITED

                                         By: /s/ Alan L. Hunte
                                             -----------------------------------
                                             Name: Alan L. Hunte
                                             Title: Director


                                         TRENWICK UK HOLDINGS LIMITED

                                         By: /s/ Alan L. Hunte
                                             -----------------------------------
                                             Name: Alan L. Hunte
                                             Title: Director
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                                         [NAME OF LENDER]


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


       [Signature Page to the Eleventh Amendment to the Holdings Guaranty]